UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2009

AMERICAN RAILCAR INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clark Street St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 940-6000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2009, American Railcar Industries, Inc., a Delaware corporation (“ARI Delaware” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with its wholly owned subsidiary, American Railcar Industries, Inc., a North Dakota corporation (“ARI North Dakota”), pursuant to which the Company agreed to merge with and into ARI North Dakota with ARI North Dakota continuing as the surviving corporation (the “Registrant”) in the merger. The merger was consummated on June 30, 2009. As a result, the Company reincorporated from Delaware to North Dakota (the “Reincorporation”) and the Registrant is a North Dakota corporation. The Reincorporation had previously been approved by the Company’s board of directors and was approved by its shareholders at the Company’s annual meeting of shareholders held on June 10, 2009.

As of June 30, 2009, each outstanding share of ARI Delaware common stock was automatically converted into one share of ARI North Dakota common stock. Each stock certificate representing issued and outstanding shares of ARI Delaware common stock now represents the same number of shares of ARI North Dakota common stock. Accordingly, shareholders do not need to exchange stock certificates as a result of the Reincorporation. The Registrant’s common stock continues to trade on the NASDAQ Global Select Market under the symbol “ARII”. Also, on June 30, 2009, each outstanding option to purchase shares of ARI Delaware’s common stock automatically converted into an option to purchase the same number of shares of ARI North Dakota common stock, with no other changes in the terms and conditions of such options. Similarly, each stock appreciation right that referenced shares of ARI Delaware common stock now references the same number of shares of ARI North Dakota common stock. ARI Delaware’s 2005 Equity Incentive Plan, as amended, and all other employee benefit arrangements are continued by ARI North Dakota upon the terms and subject to the conditions in effect on June 30, 2009.

Other than the change in corporate domicile, the Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of Company employees, including the Company’s management. The daily business operations of ARI North Dakota are continuing as they were conducted by ARI Delaware prior to the Reincorporation, at the Registrant’s principal executive offices located at 100 Clark Street, Saint Charles, Missouri 63301. The consolidated financial condition and results of operations of ARI North Dakota immediately after consummation of the Reincorporation are the same as those of ARI Delaware immediately prior to the consummation of the Reincorporation. In addition, the directors and executive officers of ARI North Dakota consist of the same persons serving as directors and executive officers of ARI Delaware immediately prior to the consummation of the Reincorporation.

In connection with the Reincorporation, effective June 30, 2009, ARI North Dakota and Wilmington Trust Company, as Trustee, entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture dated February 28, 2007 between ARI Delaware and Wilmington Trust Company, as Trustee (the “Original Indenture”), relating to ARI Delaware’s outstanding 7.5% Senior Notes due 2014 (the “Notes”). The Supplemental Indenture provides that, as of the effective time of the Reincorporation, ARI North Dakota assumed all of ARI Delaware’s obligations under and pursuant to the Original Indenture and the Notes.

The foregoing description of the Reincorporation, the Merger Agreement and the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the Supplemental Indenture, copies of which are filed herewith as Exhibit 2.1 and Exhibit 4.1, respectively, and which are incorporated in their entirety herein by reference. A more detailed description of the Merger Agreement and the effects of the Reincorporation is set forth in Proposal No. 2 of ARI Delaware’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2009 (the “Proxy Reincorporation Disclosure”), which is incorporated in its entirety herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

As disclosed in Item 1.01 above, effective June 30, 2009, the Company changed its state of incorporation from Delaware to North Dakota pursuant to the Reincorporation. As of that date and pursuant to the terms of the Merger Agreement, the Registrant and the rights of the Registrant’s shareholders became governed by the Registrant’s Amended and Restated Articles of Incorporation and Bylaws. The Registrant’s Amended and Restated Articles of Incorporation and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Also on June 30, 2009, the Registrant and the rights of the Registrant’s shareholders became governed by the North Dakota Publicly Traded Corporations Act and, as to matters not addressed by the North Dakota Publicly Traded Corporations Act, the North Dakota Business Corporation Act.

A description of the Registrant’s Amended and Restated Articles of Incorporation and Bylaws, and of the changes to the rights of the Registrant’s shareholders as a result of the Reincorporation, is set forth in the Proxy Reincorporation Disclosure, which is incorporated in its entirety herein by reference.

The information set forth in Item 1.01 above with respect to the Reincorporation, the Merger Agreement and the Supplemental Indenture is incorporated herein in its entirety by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Items 1.01 and 3.03 above with respect to the Reincorporation, the Merger Agreement, the Amended and Restated Articles of Incorporation and the Bylaws is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger by and between American Railcar Industries, Inc. a North Dakota corporation, and American Railcar Industries, Inc., a Delaware corporation

3.1	Amended and Restated Articles of Incorporation of American Railcar Industries, Inc., a North Dakota corporation

3.2	Bylaws of American Railcar Industries, Inc., a North Dakota corporation

4.1	Supplemental Indenture by and between American Railcar Industries, Inc., a North Dakota corporation, and Wilmington Trust Company, as Trustee

4.2	Specimen Common Stock Certificate of American Railcar Industries, Inc., a North Dakota corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2009	American Railcar Industries, Inc.
	By:	/s/ Dale C. Davies

Name: Dale C. Davies Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number      Description

2.1	Agreement and Plan of Merger by and between American Railcar Industries, Inc. a North Dakota corporation, and American Railcar Industries, Inc., a Delaware corporation

3.1	Amended and Restated Articles of Incorporation of American Railcar Industries, Inc., a North Dakota corporation

3.2	Bylaws of American Railcar Industries, Inc., a North Dakota corporation

4.1	Supplemental Indenture by and between American Railcar Industries, Inc., a North Dakota corporation, and Wilmington Trust Company, as Trustee

4.2	Specimen Common Stock Certificate of American Railcar Industries, Inc., a North Dakota corporation